Exhibit 99.1

Jabil Posts Fourth Quarter and Fiscal Year 2024 Results

Company Announces New $1 Billion Share Repurchase Authorization, Provides Fiscal Year 2025 Outlook

ST. PETERSBURG, Fla. – September 26, 2024 – Today, Jabil Inc. (NYSE: JBL), reported preliminary, unaudited financial results for its fourth quarter and fiscal year ended August 31, 2024.

“It’s evident that Jabil has undergone a substantial transformation this fiscal year: a year during which we sold our Mobility business, saw growth in the AI datacenter sector, and faced challenges in multiple end-markets,” said CEO Mike Dastoor. “Despite these changes, we delivered core margins of 5.5% and $8.49 of core diluted EPS in FY24, while generating more than $1 billion in adjusted free cash flow. Additionally, we returned $2.5 billion to shareholders via buybacks. While short-term demand is facing challenges in certain end-markets, we are confident that in the mid-to-long term, we are well-positioned to capitalize on secular trends in areas such as datacenter power and cooling, electric and hybrid vehicles, healthcare and pharmaceutical delivery solutions, semiconductor equipment, and warehouse automation,” he concluded.

Fourth Quarter of Fiscal Year 2024 Highlights:

•	Net revenue: $7.0 billion

•	U.S. GAAP operating income: $318 million

•	U.S. GAAP diluted earnings per share: $1.18

•	Core operating income (Non-GAAP): $401 million

•	Core diluted earnings per share (Non-GAAP): $2.30

Fiscal Year 2024 Highlights:

•	Net revenue: $28.9 billion

•	U.S. GAAP operating income: $2.0 billion

•	U.S. GAAP diluted earnings per share: $11.17

•	Core operating income (Non-GAAP): $1.6 billion

•	Core diluted earnings per share (Non-GAAP): $8.49

First Quarter of Fiscal Year 2025 Outlook:

• Net revenue	$6.3 billion to $6.9 billion

• U.S. GAAP operating income	$143 million to $223 million

• U.S. GAAP diluted earnings per share	$0.26 to $0.83 per diluted share

• Core operating income (Non-GAAP)(1)	$304 million to $364 million

• Core diluted earnings per share (Non-GAAP)(1)	$1.65 to $2.05 per diluted share

(1)

Core operating income and core diluted earnings per share exclude anticipated adjustments of $12 million for amortization of intangibles (or $0.10 per diluted share) and $49 million for stock-based compensation expense and related charges (or $0.43 per diluted share) and $100 million to $80 million (or $0.86 to $0.69 per diluted share) for restructuring, severance and related charges.

Fiscal Year 2025 Outlook:

• Net revenue	$27.0 billion

• Core operating margin (Non-GAAP)	5.4%

• Core diluted earnings per share (Non-GAAP)	$8.65 per diluted share

• Adjusted free cash flow (Non-GAAP)	$1.2 billion

Capital Return Update:

The Board of Directors has authorized a share repurchase program of up to $1 billion in common stock. The shares will be repurchased from time-to-time using various methods, including in the open market at the Company’s discretion and subject to market conditions and other factors.

(Definitions: “U.S. GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as U.S. GAAP operating income less amortization of intangibles, stock-based compensation expense and related charges, restructuring, severance and related charges, distressed customer charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, business interruption and impairment charges, net, gain from the divestiture of businesses, acquisition and divestiture related charges, plus other components of net periodic benefit cost. Jabil defines core earnings as core operating income, less loss on debt extinguishment, loss (gain) on securities, other components of net periodic benefit cost, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares as determined under U.S. GAAP. Jabil defines adjusted free cash flow as net cash provided by (used in) operating activities less net capital expenditures (acquisition of property, plant and equipment less proceeds and advances from sale of property, plant and equipment). Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flow to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and free cash flow from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its U.S. GAAP operating income, its calculation of core earnings and core diluted earnings per share to its U.S. GAAP net income and U.S. GAAP earnings per share and additional information in the supplemental information.)

Forward Looking Statements: This release contains forward-looking statements, including those regarding our anticipated financial results for our fourth quarter and full fiscal year 2024 and our guidance for future financial performance in our first quarter of fiscal year 2025 (including, net revenue, U.S. GAAP operating income, U.S. GAAP diluted earnings per share, core operating income (Non-GAAP), core diluted earnings per share (Non-GAAP) results and the components thereof, including but not limited to amortization of intangibles, stock-based compensation expense and related charges and restructuring, severance and related charges); and our full year 2025 (including net revenue, core operating margin (Non-GAAP), core diluted earnings per share (Non-GAAP) results and Adjusted Free Cash Flow (Non-GAAP)) and our plans to repurchase stock. The statements in this release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from our current expectations. Such factors include, but are not limited to: our determination as we finalize our financial results for our fourth quarter and full fiscal year 2024 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; unexpected costs or unexpected liabilities that may arise from the Mobility transaction; scheduling production, managing growth and capital expenditures and maximizing the efficiency of our manufacturing capacity effectively; managing rapid declines or increases in customer demand and other related customer challenges that may occur; the effect of COVID-19 on our operations, sites, customers and supply chain; our dependence on a limited number of customers; our ability to purchase components efficiently and reliance on a limited number of suppliers for critical components; risks arising from relationships with emerging companies; changes in technology and competition in our industry; our ability to introduce new business models or programs requiring implementation of new competencies; competition; transportation issues; our ability to maintain our engineering, technological and manufacturing expertise; retaining key personnel; risks associated with international sales and operations, including geopolitical uncertainties; energy price increases or shortages; our ability to achieve expected profitability from acquisitions; risk arising from our restructuring activities; issues involving our information systems, including security issues; regulatory risks (including the expense of complying, or failing to comply, with applicable regulations; risk arising from design or manufacturing defects; risk arising from compliance, or failure to comply, with environmental, health and safety laws or regulations and intellectual property risk); financial risks (including customers or suppliers who become financially troubled; turmoil in financial markets; tax risks; credit rating risks; risks of exposure to debt; currency fluctuations; and asset impairment); changes in financial accounting standards or policies; risk of natural disaster, climate change or other global events; and risks arising from expectations relating to environmental, social and governance considerations. Additional factors that could cause such differences can be found in our Annual Report on Form 10-K for the fiscal year ended August 31, 2023 and our other filings with the Securities and Exchange Commission. We assume no obligation to update these forward-looking statements.

Supplemental Information Regarding Non-GAAP Financial Measures: Jabil provides supplemental, non-GAAP financial measures in this release to facilitate evaluation of Jabil’s core operating performance. These non-GAAP measures exclude certain amounts that are included in the most directly comparable U.S. GAAP measures, do not have standard meanings and may vary from the non-GAAP financial measures used by other companies. Management believes these “core” financial measures are useful measures that facilitate evaluation of the past and future performance of Jabil’s ongoing operations on a comparable basis.

Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flows to provide investors an additional method for assessing operating income, earnings, earnings per share and free cash flow from what it believes are its core manufacturing operations. Among other uses, management uses non-GAAP financial measures to make operating decisions, assess business performance and as a factor in determining certain employee performance when determining incentive compensation.

The Company determines an annual normalized tax rate (“normalized core tax rate”) for the computation of the non-GAAP (core) income tax provision to provide better consistency across reporting periods. In estimating the normalized core tax rate annually, the Company utilizes a full-year financial projection of core earnings that considers the mix of earnings across tax jurisdictions, existing tax positions, and other significant tax matters. The Company may adjust the normalized core tax rate during the year for material impacts from new tax legislation or material changes to the Company’s operations.

Detailed definitions of certain of the core financial measures are included above under “Definitions” and a reconciliation of the disclosed core financial measures to the most directly comparable U.S. GAAP financial measures is included under the heading “Supplemental Data” at the end of this release.

Meeting and Replay Information: Jabil will hold a conference call today at 8:30 a.m. ET to discuss its earnings for the fourth quarter and full fiscal year ended August 31, 2024 and to provide an investor briefing. To access the live audio webcast and view the accompanying slide presentation, visit the Investor Relations section of Jabil’s website, located at https://investors.jabil.com. An archived replay of the webcast will also be available after completion of the call.

About Jabil: At Jabil (NYSE: JBL), we are proud to be a trusted partner for the world’s top brands, offering comprehensive engineering, manufacturing, and supply chain solutions. With over 50 years of experience across industries and a vast network of over 100 sites worldwide, Jabil combines global reach with local expertise to deliver both scalable and customized solutions. Our commitment extends beyond business success as we strive to build sustainable processes that minimize environmental impact and foster vibrant and diverse communities around the globe. Discover more at www.jabil.com.

Investor Contact

Adam Berry

Senior Vice President, Investor Relations and Communications

Adam_Berry@jabil.com

Media Contact

Timur Aydin

Senior Director, Enterprise Marketing and Communications

Timur_Aydin@jabil.com

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	August 31, 2024 (unaudited)	August 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$2,201	$1,804
Accounts receivable, net	3,533	3,647
Contract assets	1,071	1,035
Inventories, net	4,276	5,206
Prepaid expenses and other current assets	1,710	1,109
Assets held for sale	—	1,929

Total current assets	12,791	14,730
Property, plant and equipment, net	3,024	3,137
Operating lease right-of-use assets	360	367
Goodwill and intangible assets, net	804	763
Deferred income taxes	96	159
Other assets	276	268

Total assets	$17,351	$19,424

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable and long-term debt	$—	$—
Accounts payable	6,190	5,679
Accrued expenses	5,499	5,515
Current operating lease liabilities	93	104
Liabilities held for sale	—	1,397

Total current liabilities	11,782	12,695
Notes payable and long-term debt, less current installments	2,880	2,875
Other liabilities	416	319
Non-current operating lease liabilities	284	269
Income tax liabilities	109	131
Deferred income taxes	143	268

Total liabilities	15,614	16,557

Commitments and contingencies
Equity:
Jabil Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	2,841	2,795
Retained earnings	5,760	4,412
Accumulated other comprehensive loss	(46)	(17)
Treasury stock, at cost	(6,818)	(4,324)

Total Jabil Inc. stockholders’ equity	1,737	2,866
Noncontrolling interests	—	1

Total equity	1,737	2,867

Total liabilities and equity	$17,351	$19,424

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except for per share data)

(Unaudited)

	Three Months Ended		Fiscal Year Ended
	August 31, 2024	August 31, 2023	August 31, 2024	August 31, 2023
Net revenue	$6,964	$8,458	$28,883	$34,702
Cost of revenue	6,301	7,692	26,207	31,835

Gross profit	663	766	2,676	2,867
Operating expenses:
Selling, general and administrative	270	295	1,160	1,206
Research and development	10	9	39	34
Amortization of intangibles	13	9	40	33
Restructuring, severance and related charges	44	12	296	57
Gain from the divestiture of businesses	2	—	(942)	—
Acquisition and divestiture related charges	6	—	70	—

Operating income	318	441	2,013	1,537
Interest and other, net	65	71	262	275

Income before income tax	253	370	1,751	1,262
Income tax expense	115	215	363	444

Net income	138	155	1,388	818
Net income attributable to noncontrolling interests, net of tax	—	—	—	—

Net income attributable to Jabil Inc.	$138	$155	$1,388	$818

Earnings per share attributable to the stockholders of Jabil Inc.:
Basic	$1.20	$1.18	$11.34	$6.15

Diluted	$1.18	$1.15	$11.17	$6.02

Weighted average shares outstanding:
Basic	115.1	131.2	122.4	133.0

Diluted	116.7	134.1	124.3	135.9

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

(Unaudited)

	Fiscal Year Ended
	August 31, 2024	August 31, 2023
Cash flows provided by operating activities:
Net income	$1,388	$818
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	696	924
Restructuring and related charges	95	5
Recognition of stock-based compensation expense and related charges	89	95
Deferred income taxes	(64)	85
Gain from the divestiture of businesses	(942)	—
Other, net	(18)	13
Change in operating assets and liabilities, exclusive of net assets acquired:
Accounts receivable	(200)	267
Contract assets	(32)	171
Inventories	1,179	370
Prepaid expenses and other current assets	(587)	(214)
Other assets	6	53
Accounts payable, accrued expenses and other liabilities	106	(853)

Net cash provided by operating activities	1,716	1,734

Cash flows provided by (used in) investing activities:
Acquisition of property, plant and equipment	(784)	(1,030)
Proceeds and advances from sale of property, plant and equipment	123	322
Cash paid for business and intangible asset acquisitions, net of cash	(90)	(29)
Proceeds from the divestiture of businesses	2,108	50
Other, net	(6)	(36)

Net cash provided by (used in) investing activities	1,351	(723)

Cash flows used in financing activities:
Borrowings under debt agreements	1,992	4,047
Payments toward debt agreements	(2,103)	(4,204)
Payments to acquire treasury stock	(2,500)	(487)
Dividends paid to stockholders	(42)	(45)
Net proceeds from exercise of stock options and issuance of common stock under employee stock purchase plan	58	51
Treasury stock minimum tax withholding related to vesting of restricted stock	(68)	(36)
Other, net	(5)	(6)

Net cash used in financing activities	(2,668)	(680)

Effect of exchange rate changes on cash and cash equivalents	(2)	(5)

Net increase in cash and cash equivalents	397	326
Cash and cash equivalents at beginning of period	1,804	1,478

Cash and cash equivalents at end of period	$2,201	$1,804

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES

(in millions, except for per share data)

(Unaudited)

	Three Months Ended		Fiscal Year Ended
	August 31, 2024	August 31, 2023	August 31, 2024	August 31, 2023
Operating income (U.S. GAAP)	$318	$441	$2,013	$1,537

Amortization of intangibles	13	9	40	33
Stock-based compensation expense and related charges	17	15	89	95
Restructuring, severance and related charges(1)	44	12	296	57
Net periodic benefit (credit) cost	(1)	—	6	11
Business interruption and impairment charges, net(2)	2	—	16	—
Gain from the divestiture of businesses(3)	2	—	(942)	—
Acquisition and divestiture related charges(3)	6	—	70	—

Adjustments to operating income	83	36	(425)	196

Core operating income (Non-GAAP)	$401	$477	$1,588	$1,733

Net income attributable to Jabil Inc. (U.S. GAAP)	$138	$155	$1,388	$818
Adjustments to operating income	83	36	(425)	196
Net periodic benefit credit (cost)	1	—	(6)	(11)
Adjustments for taxes	48	137	99	169

Core earnings (Non-GAAP)	$270	$328	$1,056	$1,172

Diluted earnings per share (U.S. GAAP)	$1.18	$1.15	$11.17	$6.02

Diluted core earnings per share (Non-GAAP)	$2.30	$2.45	$8.49	$8.63

Diluted weighted average shares outstanding (U.S. GAAP and Non-GAAP)	116.7	134.1	124.3	135.9

(1)	Charges recorded during the three months and fiscal year ended August 31, 2024, related to the 2024 Restructuring Plan.
(2)	Charges recorded during the three months and fiscal year ended August 31, 2024, related to costs associated with product quality liabilities.
(3)

We completed the divestiture of our mobility business and recorded a pre-tax gain of $942 million, subject to certain post-closing adjustments that are still being finalized. We incurred $70 million of acquisition and divestiture related charges during the fiscal year ended August 31, 2024, primarily related to the divestiture of our mobility business.

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

ADJUSTED FREE CASH FLOW

(in millions)

(Unaudited)

	Fiscal Year Ended
	August 31, 2024	August 31, 2023
Net cash provided by operating activities (U.S. GAAP)	$1,716	$1,734
Acquisition of property, plant and equipment (“PP&E”)(1)	(784)	(1,030)
Proceeds and advances from sale of PP&E(1)	123	322

Adjusted free cash flow (Non-GAAP)	$1,055	$1,026

(1)

Certain customers co-invest in PP&E with us. As we acquire PP&E, we recognize the cash payments in acquisition of PP&E. When our customers reimburse us and obtain control, we recognize the cash receipts in proceeds and advances from the sale of PP&E.